Limited Term New York Municipal Fund	Oppenheimer Rochester Massachusetts Municipal Fund
Oppenheimer AMT-Free New York Municipals	Oppenheimer Rochester Michigan Municipal Fund
Oppenheimer Limited Term Municipal Fund	Oppenheimer Rochester North Carolina Municipal Fund
Oppenheimer New Jersey Municipal Fund	Oppenheimer Rochester Ohio Municipal Fund
Oppenheimer Pennsylvania Municipal Fund	Oppenheimer Rochester Virginia Municipal Fund
Oppenheimer Rochester Maryland Municipal Fund	Rochester Fund Municipals

Prospectus Supplement dated October 31, 2012

This supplement amends the Prospectus of each of the above referenced funds (each a "Fund") and is in addition to any other supplement(s). The Prospectus is revised as follow:

The following paragraph is added as a sub-paragraph to the section titled “About the Fund’s Investment Strategies and Risks” “U.S. Territories, Commonwealths and Possessions”

Significant Investment in Puerto Rico Municipal Securities.  As of its most recent fiscal year-end, the Fund invested a significant percentage of its total assets in Puerto Rican municipal securities, which are exempt from federal, state, and where applicable, local income taxes.  The Manager expects the Fund to remain invested in municipal securities issued in Puerto Rico, subject to market, economic and political conditions. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the recent recession. Puerto Rico continues to face significant fiscal challenges, including persistent government deficits, underfunded public pension benefit obligations, underfunded government retirement systems, sizable debt service obligations and a high unemployment rate.  As a result of Puerto Rico's challenging economic and fiscal environment, many ratings organizations have downgraded a number of securities issued in Puerto Rico or placed them on “negative watch”; the Fund holds some of these securities. If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of the Fund could be adversely affected.

October 31, 2012 PS0000.053